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                                                                   EXHIBIT 10.14
                       VITALINK PHARMACY SERVICES, INC.
                          OPERATIONS STOCK GRANT PLAN
                         FOR KEY MANAGEMENT EMPLOYEES


        Regional Vice Presidents, Pharmacy Managers, Satellite Managers, and Reimbursement Managers are eligible to become participants in the Vitalink Pharmacy Services, Inc. Operations Stock Grant Plan for key Management Employees. Participants are eligible to receive grants of a minimum of 500 shares, and a maximum of 3,000 shares. Awards shall be recommended by Management and approved by the Compensation Committee of the Board of Directors.

        Shares will be held by the Company in custodial accounts in the names of the participants until such time as the shares have vested. Vesting shall occur upon completion of five years of continuous employment after the award and the payment of any and all withholding taxes.

        There will be no partial vesting during the five year period.

        If a participant's employment is terminated for any reason during the five-year period, the shares of stock in his account will be forfeited and returned to the fund of shares allocated under the Plan.

        Absent an election under Section 83(b) of the Internal Revenue Code, the granting of shares will not result in taxable income to the participants. (The Internal Revenue Service does not impose a tax now because there is a "substantial risk of forfeiture" of these shares. However, once the shares are no longer subject to a "substantial risk of forfeiture," they will be taxable to the participants.) In other words, when vesting occurs, the shares awarded to a participant would be taxable to him at that time based upon their then-current value.

        Until vesting has occurred, participants shall not be entitled to dividends (other than stock dividends) declared on the shares and the Company shall vote the shares held by it.

        Upon vesting, the shares received by participants will be freely transferable.

        As consideration for grants of shares hereunder, each participant shall be subject to such non-compete provisions as the Compensation Committee shall determine.

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        As a condition to the vesting of the shares granted at the expiration of five years, a participant shall deposit with the Company any and all withholding taxes, state or federal, required to be collected by the Company. A participant may elect to satisfy his tax withholding obligation in the form of shares. In that event, the number of shares equivalent to the withholding obligation will be retained by the Company as Treasury shares and the Company will pay cash to the taxing authorities. The value of the shares will be the mean between the high and low prices at which the Company Common Stock was sold in the over-the-counter market as reported by NASDAQ, as published in The Wall Street Journal on
                                                      -----------------------
the date of vesting or, if the date of vesting is not a trading date on such market, on the first trading date subsequent to the date of vesting.

        In the event that additional shares of Company Common Stock are issued pursuant to a stock split or a stock dividend, the number of shares reserved for the purposes of the Plan shall be increased by the same proportion. In the event that the issued and outstanding shares of the Company Common Stock are reduced by a combination of shares, the number of shares of Company Common Stock reserved for the purposes of the Plan shall be reduced by the same proportion. All such adjustments shall be made by the Compensation Committee, whose determination shall be final and binding upon the participants. No adjustment shall be made for cash or property distributions or the issuance to stockholders of rights to subscribe for additional Company Common Stock or other securities.

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                       VITALINK PHARMACY SERVICES. INC.
                       --------------------------------
                                STOCK AGREEMENT
                                ---------------

        This Stock Agreement ("Agreement") is made and entered into this 15th day of December, 1995 by and between (i) Vitalink Pharmacy Services, Inc. (hereinafter referred to as the "Company"), and (ii) FIELD(1), FIELD(2), an employee of the Company (hereinafter referred to as the "Participant").

                                   RECITALS
                                   --------

        A. The Company has adopted the Vitalink Pharmacy Services, Inc. Operations Stock Grant Plan for Key Management Employees (the "Plan"), which is hereby incorporated into this Agreement by this reference.

        B. The Company, through its Compensation Committee (the "Committee") has determined that, under and pursuant to the terms and conditions of the Plan, the Participant is eligible for a grant of shares of the Company's $ .01 par value Common Stock (the "Shares").

        C. The Participant is desirous of participating in the Plan and receiving the Shares.

        NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Participant hereby agree as follows:

        1. Grant of Shares. The Company hereby grants to the Participant, as
           ---------------
separate inducement in connection with his employment, and not in lieu of any salary or other compensation for his services, a total of FIELD(3) Shares.

        2.  Restrictions on Shares.
            ----------------------

        (a) The Shares shall be held by the Company in a Custodial Account in the name of the Participant until such time as the Shares have vested pursuant to the terms of paragraph 2(b) of this Agreement.

        (b) The Shares held by the Company shall remain in the Custodial Account until vesting which shall occur upon completion by the Participant of five (5) years of continuous employment from the date hereof and the deposit by the Participant with the Company of any and all withholding taxes, federal or state, required to be collected by the Company.

        Upon vesting, the Shares shall be distributed to the Participant within a reasonable period of time not to exceed ninety (90) days from the date of vesting and the Custodial Account shall be terminated.


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                                      -2-


        (c) If the Participant's employment with the Company is terminated for any reason prior to vesting, the Participant shall forfeit the Shares, and the Custodial Account shall be terminated. Ownership of the forfeited Shares shall revert back to the Company.

        (d) The Shares shall not be deemed to be salary or any other compensation to the Participant for the purpose of computing benefits to which the Participant may be entitled under any pension plan, profit-sharing plan, or other arrangement of the Company for the benefit of its employees.

        (e) The Shares granted under the Plan, while held by the Company pursuant to the Custodial Account, shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the Shares, or of any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such rights and privileges, the Participant shall forfeit the Shares and ownership of the forfeited Shares shall revert back to the Company.

        3.    Dilution or Other Adjustment. In the event that additional
              ----------------------------
shares of Company Common Stock are issued pursuant to a stock split or a stock dividend, the Shares shall be increased by the same proportion. In the event that the issued and outstanding shares of Company Common Stock are reduced by a combination of shares, the Shares shall be reduced by the same proportion. All such adjustments shall be made by the Committee, whose determination shall be final and binding upon the Participant. No adjustment shall be made for cash or property distributions or the issuance to stockholders of rights to subscribe for additional Company Common Stock or other securities.

        4.    Rights as a Stockholder.  The Participant hereby agrees
              -----------------------
that the Company shall vote the Shares held by it. In consideration of the grant of the Shares, the participant hereby waives all rights to dividends (other than stock dividends) until vesting upon the occurrence of the events set forth in paragraph 2(b) hereof.

        5.  Title. The Shares held by the Company shall be held in the
            -----
name of the Participant. Such Shares shall at all times remain in the Company Custodial Account until they have been (i) forfeited by the Participant, or
(ii) distributed to the Participant.

        6.  Risk of Loss. The Participant agrees to assume all risks in
            ------------
connection with any decrease in the value of the Shares granted to the Participant placed into the Custodial Account for the benefit of the Participant.


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                                     -3-


        7.  Notice to Company. The Participant shall notify the Company
            -----------------
immediately if he elects to make an election under Section 83(b) of the Internal Revenue Code or upon the occurrence of any other event resulting in the value of the Shares being included in the Participant's gross income prior to vesting.

        8.  Covenant Not to Compete. As consideration for the grant
            -----------------------
hereunder, Participant agrees as follows:

            a) During his employment with the Company and for a period of eighteen (18) months after Participant leaves the employ of the Company for any reason, whether voluntarily or involuntarily, Participant shall not, without the express prior written authorization of an officer of the Company, directly or indirectly, engage or hold an interest in any business competing with the business of the Company as conducted by the Company, or its subsidiaries, or their respective successors, nor directly or indirectly, have any interest in, own, manage, operate, be connected with as a shareholder of more than five percent (5%) of the issued and outstanding stock of a publicly held corporation, as joint venturer, officer, director, partner, employee or consultant, or otherwise engage or invest or participate in any business which shall compete with the Company's business as conducted by the Company, or its subsidiaries, or their respective successors, within a 150 mile radius of the office of the Company where Participant was employed.

            b) During his employment with the Company and for a period of eighteen (18) months after Participant leaves the employ of the Company for any reason, whether voluntarily or involuntarily, Participant shall not, without the express prior written authorization of an officer of the Company, directly or indirectly, interfere with the employment relationship between the Company and its other employees. Participant agrees that during his employment with the Company and for a period of eighteen (18) months after Participant leaves the employ of the Company for any reason, whether voluntarily or involuntarily, Participant shall not, without the express prior written authorization of an officer of the Company, directly or indirectly solicit, directly or indirectly, business from any client or prospective client of the Company up to the termination date of the Participant's employment with the Company, for himself or for any entity in which the Participant has an ownership interest or by which Participant is employed or has a contractual relationship with, which entity is engaged in and competitive with the business conducted by the Company, its subsidiary or parent companies, or their respective successors.

            c) Participant recognizes and acknowledges that the Company's and its affiliates' present and prospective clients, contracts, development plans, operating data, policies and personnel, as they may exist from time to time, are confidential,

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                                      -4-


        valuable, special and unique assets of the Company's business. Throughout the term of the Participant's employment and for a period of eighteen months (18) months after its termination or expiration for whatever cause or reason, Participant shall not directly or indirectly, or cause others to: make use of or disclose to others any proprietary, confidential information relating to the business of the Company that has not otherwise been made public. Such proprietary and confidential information shall include without limitation, the Company's and its affiliates' present or prospective clients, contracts, development plans, operating data and policies, sales methods, prospecting methods, customer lists, computer technology of any kind or nature used in managing, marketing or furthering the Company's business. Upon termination of the employment relationship, Participant will return to the Company all documents, records, notebooks, manuals, computer disks and similar repositories of or containing the Company's proprietary, confidential information, including all copies thereof, then in Participant's possession or control, whether prepared by Participant or otherwise. Participant shall take all reasonably necessary and appropriate steps to insure that the confidentiality of such proprietary and confidential information shall be maintained.

        Covenants herein contained are cumulative to the rights of the Company under the laws of the United States and any state as applicable respecting the right of the Company to protect itself from the competition of Participant.

        In the event of an actual or threatened breach by Participant of the provisions of this paragraph, the Company shall be entitled to injunctive relief restraining Participant from committing such breach or threatened breach. Nothing herein stated shall be construed as preventing the Company from pursuing any other remedies available to the Company for such breach or threatened breach, including the recovery of damages from Participant.

        9.  Severability of Provisions. Any provision of this Agreement
            --------------------------
which is deemed invalid, illegal, or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this paragraph, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable, because its scope or time is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

        10.  Entire Agreement; Amendment of Agreement. This instrument
             ----------------------------------------
contains the entire agreement of the parties. No modification or amendment of this Agreement shall, without the consent of the Participant, affect his rights under this Agreement.

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                                      -5-


        11. Employment. This Agreement does not impose any obligation upon the
            ----------
Company to retain the Participant in its employ for any period and the Participant's continued employment by the Company shall be within the Company's sole discretion.

        12. Governing Law. The validity, construction, and administration of
            -------------
this Plan shall be determined under the laws of the State of Delaware, without reference to its conflict of laws principles.

        13.  Gender.  Where applicable, words in the masculine shall
             ------
include the feminine, words in the neuter shall include the masculine and feminine, and words in the singular shall include the plural, and vice versa.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its authorized officers and its corporate seal hereunto affixed, and the Participant has hereunto set his hand and seal, all on the day and year first above written.

ATTEST:                             VITALINK PHARMACY SERVICES, INC.


_____________________________       By: _____________________________
                                    Its:

[Corporate Seal]

WITNESS:                            PARTICIPANT

_____________________________       _____________________________

                                    _____________________________
                                    Participant Soc. Security No.